Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of February 26, 2020, by and among Great Elm Capital Group, Inc., a Delaware corporation (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (each individually, a “Buyer” and together, the “Buyers”).

WHEREAS:

A.    The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act;

B.    The Buyers, severally, and not jointly, wish to purchase from the Company, and the Company wishes to sell to the Buyers, upon the terms and conditions stated in this Agreement, the aggregate principal amount of 5.0% Convertible Senior PIK Notes due 2030 (the “Securities”), which Securities are convertible into cash or shares of the Company’s common stock, par value $0.001 per share (the “Common Stock,” and the shares of Common Stock issuable pursuant to the terms of the Securities upon conversion, the “Conversion Shares”), set forth on the Schedule of Buyers hereto;

C.    The Company intends to use the net proceeds from the transaction contemplated herein for general corporate purposes, to fund future acquisitions and to pay related transaction fees and expenses; and

D.    Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached as Exhibit A (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Registration Rights Agreement”; and together with this Agreement and the Securities, the “Transaction Documents”), pursuant to which the Company has agreed to provide certain registration rights in respect of the Conversion Shares under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW THEREFORE, the Company and the Buyers hereby agree as follows:

1.    PURCHASE AND SALE OF SECURITIES.

a.    Purchase of the Securities. Subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants contained herein, the Company will issue and sell to each Buyer, and each Buyer severally agrees to purchase from the Company, the principal amount of Securities (the “Purchase Price”) as is set forth opposite each such Buyer’s name on the Schedule of Buyers.

b.    Form of Payment. Simultaneously with the parties’ execution of this Agreement, (i) each Buyer shall pay the applicable Purchase Price to the Company for the Securities to be issued and sold to such Buyer, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (ii) the Company shall deliver the Securities which such Buyer is purchasing hereunder, duly executed on behalf of the Company and registered in the name of such Buyer or its designee. The closing of the purchase and sale of the Securities shall take place simultaneously with the execution of this Agreement (the “Closing”) at the offices of Jones Day, 250 Vesey Street, New York, NY 10281 or at such other place as the Company and the Buyers may mutually agree.

2.    BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants, severally and not jointly, as of the date of this Agreement, with respect to only itself, to the Company that:

a.    Investment Purpose. Such Buyer understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and such

Buyer is acquiring the Securities hereunder for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under, or exempted from, the registration requirements of the Securities Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Securities. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

b.    Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

c.    Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

d.    Information. Such Buyer acknowledges that it has had the opportunity to review the SEC Documents (as defined below) and such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities sufficient in its view to enable it to evaluate its investment. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions as it has deemed necessary of, and to receive answers from, the Company or its representatives concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer has received no representations or warranties from the Company, its employees, agents, or attorneys in making this investment decision other than as set forth in Section 3 below.

e.    General Solicitation. Such Buyer is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

f.    Experience of Such Buyer. Such Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Buyer is able to bear the economic risks of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

g.    Independent Investment Decision. Such Buyer, together with any of its advisors, has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Buyer confirms that it has not relied on the advice of any other Buyer’s business and/or legal counsel in making such decision. Such Buyer understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Buyer in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Buyer has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

h.    Acknowledgment of Risks. Such Buyer acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation: (i) an investment in the Company is speculative, and only Buyers who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) such Buyer may not be able to liquidate its investment; (iii) transferability of the Securities is extremely limited; (iv) in the event of a disposition of the Securities, such Buyer could sustain the loss of its entire investment; (v) the Company does not currently pay dividends on its Common Stock and does not anticipate the payment of dividends in the foreseeable future; and (vi) that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

i.    Transfer or Resale. Such Buyer understands that, except as provided in the Registration Rights Agreement, (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in form and substance reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities have been or can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto) (“Rule 144”); and (ii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

j.    Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Buyer for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Buyer.

k.    Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that such Buyer was first contacted by the Company or any other Person regarding the transactions contemplated hereby, neither the Buyer nor, to Buyer’s knowledge, any Affiliate of such Buyer which (i) had knowledge of the transactions contemplated hereby, (ii) has or shares discretion relating to such Buyer’s investments or trading or information concerning such Buyer’s investments, including in respect of the Securities, and (iii) is subject to such Buyer’s review or input concerning such Affiliate’s investments or trading (each a “Trading Affiliate”) has directly or indirectly, nor has any Person acting on behalf of such Buyer or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any short sales involving the Company’s securities). Notwithstanding the foregoing, in the case of a Buyer and/or Trading Affiliate that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Buyer’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Buyer’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio managers that have knowledge about the financing transaction contemplated by this Agreement. Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.

l.    Legends. Such Buyer understands that the original issuance of the certificates or other instruments representing the Securities, and all certificates or other instruments issued in exchange therefor or in substitution thereof, will bear the restrictive legend(s) set forth in the Securities until such time as the same is no longer required under applicable requirements of the Securities Act and the rules and regulations promulgated thereunder or applicable state securities laws, and that the Company will make a notation on their records the restrictions on transfer set forth and described therein.

m.    Authorization; Enforcement; Validity. To the extent a Buyer is a corporation, partnership, limited liability company or other entity, such Buyer is a validly existing corporation, partnership, limited liability company or other entity and has the requisite corporate, partnership, limited liability or other organizational power and authority to enter into the transactions contemplated by the Transaction Documents. To the extent a Buyer is an individual, such Buyer has the legal capacity to enter into the transactions contemplated by the Transaction Documents. The Transaction Documents have each been duly and validly authorized (as applicable), executed and delivered on behalf of such Buyer and are the legal, valid and binding agreements of such Buyer, enforceable against such Buyer in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (the “Enforceability Exceptions”).

n.    No Conflicts. The execution, delivery and performance by such Buyer of the Transaction Documents and the consummation by such Buyer of the transactions contemplated thereby will not (i) in the case that Buyer is a corporation, partnership, limited liability company or other entity, result in a violation of the organizational documents of Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

o.    Residency. Such Buyer’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at its respective address listed on the Schedule of Buyers.

p.    No “Bad Actor” Disqualification Events. Such Buyer represents that it is not a person of the type described in Section 506(d) of Regulation D that would disqualify the Company from engaging in a transaction pursuant to Section 506 of Regulation D.

q.    Anti-Money Laundering Laws. Such Buyer represents and warrants to, and covenants with, the Company that: (i) such Buyer, its parents, subsidiaries, officers, directors and partners (other than limited partners), and to such Buyer’s knowledge, its affiliated companies, stockholders, owners, employees, and agents, are not on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Department of the Treasury (“Treasury”) and have not been designated by Treasury as a financial institution of primary money laundering concern subject to special measures under Section 311 of the USA PATRIOT Act, Pub. L. 107-56; (ii) to such Buyer’s knowledge, the funds to be used to acquire the Securities are not derived from activities that contravene applicable anti-money laundering laws and regulations; and (iii) to the best of its knowledge, none of the funds to be provided by such Buyer are being tendered on behalf of a person or entity who has not been identified to such Buyer.

3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants, as of the date of this Agreement, to each of the Buyers that:

a.    No Registration. Subject to compliance by the Buyers with the representations and warranties set forth in Section 2 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Buyers in the manner contemplated by this Agreement to register the Securities under the Securities Act.

b.    Organization and Qualification. Each of the Company and its subsidiaries has been duly incorporated, organized, or formed, as applicable, and is validly existing in good standing, in jurisdictions where such concept exists, under the laws of the jurisdiction in which it is incorporated, organized or formed, as applicable, and has the requisite power and authority to own its properties, and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction which requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not be reasonably expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the condition (financial or otherwise), earnings, assets, business, operations, results of operations, prospects or properties of the Company and its subsidiaries, taken as a whole, (ii) the authority or ability of the Company to perform its obligations under the Transaction Documents or (iii) the rights and remedies of any Buyer under the Transaction Documents.

c.    Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under each of the Transaction Documents in connection with the transactions contemplated hereby and thereby, and to issue and deliver the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, including the issuance of the Securities and the reservation for issuance and the issuance of the Conversion Shares, have been duly authorized by the Board of Directors of the Company (the “Company Board”) and no further consent or authorization is required by the Company or its stockholders. This Agreement and the other Transaction Documents dated of even date herewith have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by the Enforceability Exceptions.

d.    Capitalization. The authorized capital stock of the Company consists of (i) 350,000,000 shares of Common Stock, of which, as of the date hereof, 25,429,897 shares were outstanding and 3,384,122 shares are currently reserved for issuance pursuant to the Company’s stock option, restricted stock and stock purchase plans, including, stock options representing 2,474,979 shares of Common Stock that have been granted to employees and are currently outstanding, and restricted stock awards and restricted stock units representing 909,143 shares of Common Stock that are currently reserved and (ii) 5,000,000 shares of preferred stock, $0.001 par value, of which, as of the date hereof, zero shares are issued and outstanding. All of such outstanding or issuable shares of the Company have been, or upon issuance will be, validly issued and are, or upon issuance will be, fully paid and non-assessable. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights or any liens suffered or permitted by the Company. Except as disclosed in the SEC Documents, and/or waived prior to the date hereof, (A) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, or options, warrants or scrip for rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any shares of capital stock of the Company (in each case, except for the Securities); (B) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act (except the Registration Rights Agreement); (C) there are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company and no other stockholder or similar agreement to which the Company is a party; (D) there are no securities or instruments containing anti-dilution or similar provisions that will or may be triggered by the issuance of the Securities; and (E) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

e.    Authorization of the Securities. The Securities have been duly and validly authorized for issuance and sale pursuant to this Agreement by the Company and, when executed by the Company at the Closing and delivered against payment of the Purchase Price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions.

f.    The Conversion Shares. The maximum number of Conversion Shares initially issuable upon conversion of the Securities (assuming the (x) maximum Conversion Rate (as defined in the Securities) as it may be increased in accordance with the terms of the Securities and (y) Company elects, upon each conversion of Securities, to deliver solely Conversion Shares, other than cash in lieu of any fractional shares, in settlement of such conversion and the Company elects to pay all interest on the Securities by issuing additional Securities) (the “Reserved Amount”) have been duly and validly authorized and reserved for issuance upon conversion of the Securities and, when issued upon conversion, will be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances with respect to the issue thereof; and the issuance of the Conversion Shares upon such conversion will not be subject to any preemptive or similar rights.

g.    Ranking; No Conflicts. The Securities shall rank senior to all subordinated debt and pari passu with all senior unsecured debt of the Company. The execution and delivery of the Transaction Documents by the Company, the performance by the Company of its obligations thereunder and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Company’s Amended and Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”) or the Company’s Amended and Restated Bylaws, as amended and as in effect on the date hereof (the “Bylaws”); (ii) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except in the case of both (ii) and (iii) above, as would not reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance by the Company of the Transaction Documents and the filings contemplated by the Registration Rights Agreement and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, court, or official other than (a) filings required pursuant to applicable state and federal securities laws, (b) filings pursuant to the rules and regulations of any securities exchange on which the Securities may be listed and (c) filing of the registration statement required to be filed by the Registration Rights Agreement, each of which the Company has filed or undertakes to file within the applicable time. All consents, authorizations, orders, filings and registrations that the Company is or has been required to obtain as described in the preceding sentence have been obtained or effected on or prior to the date of this Agreement or shall be obtained or effected prior to the applicable due date thereafter, as provided by applicable law, this Agreement or otherwise.

h.    SEC Documents; Financial Statements; Sarbanes-Oxley.

(i)    Since January 1, 2019, the Company has filed in a timely manner all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date this representation is made (including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein), collectively being hereinafter referred to as the “SEC Documents”). The Company has made the SEC Documents available to the Buyers or their respective representatives, or filed and made the SEC Documents publicly available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or successor thereto) (“EDGAR”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since the filing of the SEC Documents, no event has occurred that would require an amendment or supplement to any of the SEC Documents and as to which such an amendment has not been filed and made publicly available on the SEC’s EDGAR system. The Company has not received any written comments from the SEC staff that have not been resolved to the satisfaction of the SEC staff. As of their respective filing dates, the consolidated financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(ii)    The Company is in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder (collectively, “Sarbanes-Oxley”).

i.    Internal Accounting Controls; Disclosure Controls and Procedures. The Company and each of its subsidiaries maintain a system of internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Except as set forth in the SEC Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

j.    Absence of Certain Changes. Since September 30, 2019, there have been no events, occurrences or developments that have or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor, to the Company’s Knowledge, do any creditors of the Company intend to initiate involuntary bankruptcy proceedings nor, to the Company’s Knowledge, is there any fact that would reasonably lead a creditor to do so. The Company has not, since the date of the latest financial statements included within its SEC Documents, materially altered its method of accounting or the manner in which it keeps its books and records.

As used in this Agreement, the “Company’s Knowledge” and similar language means, unless otherwise specified, the actual knowledge of any “officer” (as such term is defined in Rule 16a-1 under the Exchange Act) of the Company, and the knowledge any such Person would be expected to have after reasonable due diligence inquiry.

k.    Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or other governmental authority pending or, to the Company’s Knowledge, threatened against or affecting the Company or any of its subsidiaries, the Common Stock or any of the Company’s or its subsidiaries’ officers or directors in their capacities as such. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act. To the Company’s Knowledge, there are no facts or circumstances which might give rise to any of the foregoing.

l.    Acknowledgment Regarding Buyer’s Purchase of the Shares. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of an arm’s-length purchaser with respect to the Company in connection with the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by any of the Buyers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

m.    General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

n.    No Integrated Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions of any authority.

o.    Employee Relations. No material labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s Knowledge, is threatened or imminent. Further, to the Company’s Knowledge, there are no existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that would not reasonably be expected to have a Material Adverse Effect.

p.    Intellectual Property Rights.

(i)    Except as set forth in the SEC Documents, or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) the Company and its subsidiaries own or possess adequate rights to use all patents, trademarks, service marks, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (including all registrations and applications for registration of the foregoing) (collectively, the “Intellectual Property”) that is used in the conduct of their respective businesses as now conducted or as proposed in the SEC Documents to be conducted; (ii) to the Company’s Knowledge, no third party has infringed, misappropriated or otherwise violated any Intellectual Property of the Company or any of its subsidiaries; (iii) to the Company’s Knowledge, the Company’s and its subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any third party; and (iv) the Company and its subsidiaries have not received any written notice of any claim of infringement, misappropriation or conflict with any such Intellectual Property.

(ii)    To the Company’s Knowledge, there has been no (x) material security breach or other material compromise of or relating to any of the Company’s or its subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) or (y) event or condition that would reasonably be expected to result in, any material security breach or other material compromise to their IT Systems and Data. The IT Systems and Data are adequate in all material respects for the operation of the business of the Company and its subsidiaries as currently conducted, and the Company has purchased sufficient number of licenses or seats for all software used by the Company and its subsidiaries that are material for the operation of the business of the Company and its subsidiaries as currently conducted. The Company and its subsidiaries are presently in compliance with all applicable laws or statutes, all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of their IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Company and its subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

q.    Real Property. Each of the Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except as would not reasonably be expected to have a Material Adverse Effect.

r.    Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes are prudent and customary in the businesses in which the Company and its subsidiaries are engaged. All policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

s.    Regulatory Permits and Other Regulatory Matters. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations required to be issued by all applicable authorities necessary to conduct their respective businesses, except for any such failure to possess as would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

t.    Listing. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from the Nasdaq Global Select Market (the “Principal Market”) that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is as of the date hereof and will as of the date of the issuance of the Securities pursuant to the Transaction Documents, continue to be in compliance with all such listing and maintenance requirements. The Common Stock is eligible for clearing through DTC, through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock.

u.    Tax Status. The Company has filed all U.S. federal, state and foreign tax returns that are required to be filed by any jurisdiction to which it is subject or has requested extensions thereof (except in any case where such failure to file would not reasonably be expected to have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other related assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except where any such failure to pay such assessment, fine or penalty is currently being contested in good faith or would not reasonably be expected to have a Material Adverse Effect.

v.    Transactions With Affiliates. Except as set forth in the SEC Documents, none of the officers, directors or employees of the Company or any of its subsidiaries is presently, or has been within the past two years, a party to any transaction, contract, agreement, instrument, commitment, understanding or other arrangement or relationship with the Company or any of its subsidiaries (other than directly for services as an employee, officer and/or director), whether for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments or consideration to or from any such officer, director or employee or, to the knowledge of the Company or any of its subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner. Except as set forth in the SEC Documents, no officer, director or employee of the Company or any of its subsidiaries or any of their respective Affiliates, has any direct or indirect ownership interest in any Person (other than ownership of less than 1% of the outstanding common stock of a publicly traded corporation) in which the Company or any of its subsidiaries has any direct or indirect ownership interest or has a business relationship or with which the Company or any of its subsidiaries competes. “Affiliate” for purposes hereof means, with respect to any Person, another Person that, (i) is a director, officer, manager, managing member, general partner or 5% or greater owner of equity interests in such Person, or (ii) directly or indirectly, (1) has a common ownership with that Person, (2) controls that Person, (3) is controlled by that Person or (4) shares common control with that Person. “Control” or “controls” for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another Person.

w.    Foreign Corrupt Practices and Certain Other Federal Regulations.

(i)    Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, affiliate or employee of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that could result in a violation or a sanction for violation by such persons of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder to which the Company and its subsidiaries are subject; and the Company and its subsidiaries have instituted and maintain policies and procedures designed to ensure compliance therewith. No part of the proceeds of the offering will be used, directly or indirectly, in violation of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder.

(ii)    The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering

Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s Knowledge, threatened.

(iii)    Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, affiliate or employee of the Company or any of its subsidiaries (i) is, or is controlled or 50% or more owned in the aggregate by or is acting on behalf of, one or more individuals or entities that are currently the subject of any sanctions administered or enforced by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, a member state of the European Union (including sanctions administered or enforced by Her Majesty’s Treasury of the United Kingdom) or other relevant sanctions authority (collectively, “Sanctions” and such persons, “Sanctioned Persons” and each such person, a “Sanctioned Person”), (ii) is located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”) or (iii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity in any manner that would result in a violation of any Sanctions by, or could result in the imposition of Sanctions against, any individual or entity (including any individual or entity participating in the offering, whether as advisor, investor or otherwise).

(iv)    Neither the Company nor any of its subsidiaries has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding three years, nor does the Company or any of its subsidiaries have any plans to engage in dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country.

x.    No Other Agreements. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents and the Securities.

y.    Investment Company. The Company is not, and upon the Closing will not be, an “investment company,” a company controlled by an “investment company,” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

z.    No Disqualification Events. None of the Company, any director, officer, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, or any “promoter” (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the Closing (each, a “Covered Person” and, together, “Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”). The Company has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e).

aa.    Manipulation of Prices. The Company has not, and to its Knowledge no one acting on its behalf has, (A) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (B) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (C) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

bb.    Disclosure. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in Securities of the Company. Taken as a whole, all disclosure provided to the Buyers regarding the Company, its business and the transactions contemplated hereby furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

cc.    No Undisclosed Liabilities. Other than (i) the liabilities assumed or created pursuant to this Agreement and the other Transaction Documents, (ii) liabilities accrued for in the latest balance sheet included in the Company’s most recent periodic report (on Form 10-Q or Form 10-K) (the date of such balance sheet, the “Latest Balance Sheet Date”) and (iii) liabilities incurred in the ordinary course of business consistent with past practices since the Latest Balance Sheet Date, the Company and the subsidiaries do not have any other liabilities (whether fixed or unfixed, known or unknown, absolute or contingent, asserted or unasserted, choate or inchoate, liquidated or unliquidated, or secured or unsecured, and regardless of when any action, claim, suit or proceeding with respect thereto is instituted).

dd.    Application of Takeover Protections. The Company Board, including the independent directors, has:

(i)    granted each Buyer and its affiliates a limited waiver under (i) Article XIV, Part III of the Company’s Amended and Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”) and (ii) Section 23.4 of the Stockholders’ Rights Agreement, dated as of January 28, 2018, by and between the Issuer and Computershare Trust Company, N.A. (the “Rights Agreement”) (the limited waivers under clauses (i) and (ii), collectively, the “Waiver”), in each case, to permit each Buyer to acquire and beneficially own shares of Common Stock in an aggregate amount up to the number of shares of the Common Stock beneficially owned by such Purchaser as of the date hereof plus the maximum number of shares of Common Stock such Purchaser’s Note(s) could convert into in accordance with the terms hereof (the “Ownership Cap”) (for the avoidance of doubt, any acquisition of shares of Common Stock in excess of the Ownership Cap shall be subject to the restrictions set forth in the Certificate of Incorporation and the Rights Agreement); and

(ii)    taken all action necessary to exempt (i) the issuance and sale of the Securities and the issuance of additional Securities for the payment of interest on the Securities, (ii) the issuance of the Conversion Shares upon due conversion of the Securities and the issuance of Common Stock upon conversion of any additional Securities issued for the payment of interest on the Securities and (iii) the other transactions contemplated by the Transaction Documents from the provisions of Section 203 of the Delaware General Corporation Law that is applicable to the Buyers as a result of the transactions contemplated by the Transaction Documents (the “Anti-Takeover Provisions Exemption”).

4.    COVENANTS.

a.    Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

b.    Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D. The Company shall, on or before date hereof, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Buyers at the Closing occurring on the Closing Date pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide promptly upon the request of any Buyers evidence of any such action so taken. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

c.    Reporting Status. From the date of this Agreement until the first date on which the Securities cease to be Registrable Securities (as defined in the Registration Rights Agreement), the Company shall timely (including by giving effect to any extensions pursuant to Rule 12b-25 of the Exchange Act) file all reports required to be filed with the SEC pursuant to the Exchange Act.

d.    Expenses. At the Closing, the Company shall reimburse the Buyers for the reasonable and documented out-of-pocket expenses of retaining legal counsel to the Buyers collectively relating to negotiating and preparing the Transaction Documents and the Securities. The Buyers shall each pay any other of their respective expenses, including due diligence and additional legal expenses.

e.    Disclosure of Transactions and Other Material Information. The Company shall (i) issue a press release disclosing all the material terms of the transactions contemplated by the Transaction Documents and

(ii) file, within the timeframe required under applicable SEC rules, a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Form 8-K the material Transaction Documents. Unless required by applicable law or a rule of the Principal Market, the Company shall not make any public announcement regarding the transactions contemplated hereby or the other Transaction Documents prior to the date hereof.

f.    Regulation M. Neither the Company, nor any of its subsidiaries nor any Affiliates of the foregoing, has taken or shall take any action prohibited by Regulation M under the Exchange Act, in connection with the offer, sale and delivery of the Securities contemplated hereby.

g.    No Integrated Offering. Neither the Company nor any of its subsidiaries, nor any Affiliates of the foregoing or any Person acting on the behalf of any of the foregoing, shall, directly or indirectly, make any offers or sales of any security or solicit any offers to purchase any security, under any circumstances that would require registration of any of the Securities under the Exchange Act or require stockholder approval of the issuance of any of the Securities.

h.    Conversion Shares. The Company will reserve and keep available at all times, free of preemptive rights, a number of shares of Common Stock equal to the Reserved Amount for the purpose of enabling the Company to satisfy all obligations to issue Conversion Shares upon conversion of the Securities. The Company will have complied on or prior to the date hereof with the Nasdaq Global Select Market Listing Rule 5250(e)(2)(D) for the Reserved Amount of Conversion Shares and will use its best efforts to maintain the listing of such number of shares of Common Stock on The Nasdaq Global Select Market.

i.    Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Securities in which the Company shall record the name and address of the Person in whose name the Securities have been issued (including the name and address of each transferee), the principal amount of Securities held by such Person and the number of Conversion Shares issuable pursuant to the terms of the Securities held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

5.    CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The obligation of the Company to issue and sell the Securities to each Buyer at the Closing is subject to the satisfaction, at or before the date hereof, of each of the following conditions:

a.    Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

b.    Such Buyer shall have delivered to the Company the Purchase Price for the Securities being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

c.    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

d.    The Company shall have complied with the Nasdaq Global Select Market Listing Rule 5250(e)(2)(D) for the Reserved Amount of Conversion Shares.

6.    CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE. The obligation of each Buyer hereunder to purchase the Securities from the Company at the Closing is subject to the satisfaction, at or before the date hereof, of each of the following conditions:

a.    The Company shall have executed each of the Transaction Documents to which it is a party and delivered the same to such Buyer.

b.    Such Buyer shall have received the opinion of Jones Day, counsel for the Company, dated as of the date hereof and addressed to the Buyers, in the form and substance reasonably satisfactory to the Buyers.

c.    The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company in its state of incorporation, as well as a certificate evidencing the Company’s qualification as a foreign corporation and good standing in the state of its principal place of business, in each case issued by the Secretary of State (or other applicable authority) of such state, dates as of a date within five (5) Business Days of the date hereof. For purposes of this Agreement, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

d.    The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the date hereof, as to (A) the Company Board resolutions relating to (i) the execution, delivery and performance by the Company of the Transaction Documents and the transactions contemplated thereunder, (ii) the Waiver and (iii) the Anti-Takeover Provisions Exemption; (B) the Certificate of Incorporation; and (C) the Bylaws.

e.    The Company shall have complied with the Nasdaq Global Select Market Listing Rule 5250(e)(2)(D) for the Reserved Amount of Conversion Shares.

f.    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

7.    INDEMNIFICATION.

a.    Company Indemnification Obligation. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and its Affiliates, officers, directors, members, managers and employees, as applicable (collectively, the “Indemnitees”), from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith, and including reasonable and documented attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitees as a result of, or arising out of, or relating to (a) any material misrepresentation or material breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any material breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents in accordance with the terms hereof or thereof or any other certificate, instrument or document contemplated hereby or thereby in accordance with the terms thereof (other than a cause of action, suit or claim brought or made against an Indemnitee by such Indemnitee’s owners, investors or affiliates), except, in each case, to the extent any Indemnified Liabilities resulted from such Indemnitee’s gross negligence, willful misconduct or fraud or to the extent that a loss, claim, damage or liability is attributable to such Buyer’s breach of any of the representations, warranties, covenants or agreements made by such Buyer in this Agreement or in the other Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

b.    Indemnification Procedures. Each Indemnitee shall (i) give prompt written notice to the Company of any claim with respect to which it seeks indemnification or contribution pursuant to this Agreement (provided, however, that the failure of the Indemnitee to promptly deliver such notice shall not relieve the Company of any liability, except to the extent that the Company is prejudiced in its ability to defend such claim) and (ii) permit the Company to assume the defense of such claim with counsel selected by the Company and reasonably satisfactory to the Indemnitee; provided, however, that any Indemnitee entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless (A) the Company has agreed in writing to pay such fees and expenses, or (B) in the reasonable judgment of the Indemnitee, based upon advice of its counsel, a conflict of interest may exist between the Indemnitee and the Company with respect to such claims (in which case, if the Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such claim on behalf of the Indemnitee). If the Company assumes the defense of the claim, it shall not be subject to any liability for any settlement or compromise made by the Indemnitee without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). In connection with any settlement negotiated by the Company, the Company shall not, and no Indemnitee shall be required by the Company to, (I) enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnitee of a release from all liability in respect to such claim or litigation, (II) enter into any settlement that attributes by its terms any liability, culpability or fault to the Indemnitee, or (III) consent to the entry of any judgment that does not include as a term thereof a full dismissal of the litigation or proceeding with prejudice. In addition, without the consent of the Indemnitee, the Company shall not consent to entry of any judgment or enter into any settlement which provides for any obligation or restriction on the part of the Indemnitee other than the payment of money damages which are to be paid in full by the Company. If requested by the Company, the Indemnitee agrees (at no expense to the Indemnitee) to reasonably cooperate with the Company and its counsel in contesting any claim that the Company elects to contest.

8.    GOVERNING LAW; MISCELLANEOUS.

a.    Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Buyer may otherwise have to bring any action or proceeding relating to this Agreement against the Company or its properties in the courts of any other jurisdiction.

Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court of the United States of America sitting in New York County. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

b.    Counterparts; Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party. A PDF or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by e-mail or other electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered legal, valid, binding and effective for all purposes. The parties hereto hereby agree that no party shall raise the execution of a PDF or other reproduction of this Agreement, or the fact that any signature or document was transmitted or communicated by e-mail or other electronic transmission device, as a defense to the formation of this Agreement.

c.    Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d.    Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e.    Entire Agreement; Amendments; Waivers. This Agreement supersedes all other prior oral or written agreements among each Buyer, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties hereto with respect to the matters covered herein and therein. No provision of this Agreement may be waived, modified, supplemented or amended other than by an instrument in writing signed by the Company and by each of the Buyers listed on the Schedule of Buyers (the “Required Buyers”). Any such amendment shall bind all holders of the Securities. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Securities then outstanding. No failure or delay on the part of a party in either exercising or enforcing any right under this Agreement shall operate as a waiver of, or impair, any such right. No single or partial exercise or enforcement of any such right shall preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right. No waiver of any such right shall be deemed a waiver of any other right. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification or supplement of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties hereto or to the other Transaction Documents or holders of the Securities, as the case may be. For clarification purposes, this provision constitutes a separate right granted to each Buyer and is not intended for the Company to treat the Buyers as a class and shall not be construed in any way as the Buyers acting in concert or otherwise as a group with respect to the purchase, disposition or voting of securities or otherwise.

f.    Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered upon receipt, when delivered via email, personally or by a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. Further, any such notices, consents, waivers or other communications to a Buyer must include notice via electronic mail. The addresses for such communications shall be:

If to the Company:

Great Elm Capital Group, Inc.

800 South Street, Suite 230

Waltham, MA 02453

Attention: Adam M. Kleinman

Email: akleinman@greatelmcap.com

With an additional copy to:

Jones Day

250 Vesey Street

New York, NY 10281

Attention: Rory T. Hood

Email: rhood@jonesday.com

If to a Buyer, to it at the address set forth across such Buyer’s name on the Schedule of Buyers, or, in the case of a Buyer or any other party named above, at such other address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication; (B) provided by affidavit of personal delivery by a delivery service selected by the Company; or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service or deposit with a nationally recognized overnight delivery service.

g.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including any purchasers of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Buyers. A Buyer may assign some or all of its rights hereunder without the consent of the Company; provided, however, that any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld.

h.    No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Section 7 hereof, each Indemnitee, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

i.    Survival. The representations and warranties of the Company and the Buyers contained in Sections 2 and 3 hereof, the agreements and covenants set forth in Section 4 hereof and this Section 8, and the indemnification provisions set forth in Section 7 hereof, shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

j.    Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.    Remedies. The parties hereto agree that (i) irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and (ii) money damages or other legal remedies would not be an adequate remedy for any such harm. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such Buyers and holders have been granted at any time under any other agreement or contract and all of the rights that such Buyers and holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

l.    Payment Set Aside. To the extent that the Company makes a payment or payments to any Buyer pursuant to any Transaction Document or a Buyer enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

m.    Independent Nature of Buyers. The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer hereunder. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Buyer to purchase the Securities pursuant to this Agreement has been made by such Buyer independently of any other Buyer and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Buyer or by any agent or employee of any other Buyer, and no Buyer or any of its agents or employees shall have any liability to any other Buyer (or any other Person or entity) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein, and no action taken by any Buyer pursuant hereto or thereto (including a Buyer’s purchase of Securities at the Closing at the same time as any other Buyer or Buyers), shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Buyer shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement and the other Transaction

Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Buyers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any Buyer.

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IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

GREAT ELM CAPITAL GROUP, INC.

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